QuickLinks -- Click here to rapidly navigate through this document

Exhibit 23.1

Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated June 23, 2010, in Amendment No. 5 to the Registration Statement (Form S-1 No. 333-167722) and related Prospectus of BioHorizons, Inc. dated January 18, 2011.

/s/ Ernst & Young LLP

Birmingham, Alabama
January 18, 2011

QuickLinks

  Exhibit 23.1
Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm